UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2021

MIRATI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 Cray Court, San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 12, 2021, our Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”) was amended to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 2,500,000 shares.

The foregoing description of the amendment to the 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Plan, as amended, attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Our 2021 Annual Meeting of Shareholders (the "Annual Meeting") was held on May 12, 2021. We had 51,330,419 shares of common stock outstanding and entitled to vote as of March 15, 2021, the record date for the Annual Meeting. At the Annual Meeting, 43,429,553 shares of common stock were present or represented by proxy.

At the Annual Meeting, shareholders:
(1) elected Charles M. Baum, M.D., Ph.D.; Bruce L.A. Carter, Ph.D.; Julie M. Cherrington, Ph.D.; Aaron I. Davis; Henry J. Fuchs, M.D.; Michael Grey; Faheem Hasnain; Craig Johnson; Maya Martinez-Davis; and Shalini Sharp as directors to hold office until the 2022 Annual Meeting of Shareholders;
(2) approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement;
(3) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
(4) approved an amendment to the 2013 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 2,500,000 shares.
The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:
Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Baum, M.D., Ph.D.	42,048,049	123,082	1,258,422
Bruce L.A. Carter, Ph.D.	40,975,573	1,195,558	1,258,422
Julie M. Cherrington, Ph.D.	42,039,950	131,181	1,258,422
Aaron I. Davis	29,188,339	12,982,792	1,258,422
Henry J. Fuchs, M.D.	38,492,870	3,678,261	1,258,422
Michael Grey	18,233,781	23,937,350	1,258,422
Faheem Hasnain	36,637,702	5,533,429	1,258,422
Craig Johnson	40,500,747	1,670,384	1,258,422
Maya Martinez-Davis	41,019,032	1,152,099	1,258,422
Shalini Sharp	41,821,239	349,892	1,258,422
Proposal 2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,524,370	6,501,787	144,974	1,258,422
Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,878,375	2,534,504	16,674	—

Proposal 4. Approval of Amendment to 2013 Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,998,064	783,377	389,690	1,258,422

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated 2013 Equity Incentive Plan, as amended, and Form of Stock Option Agreement and Form of Stock Option Grant Notice thereunder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021	Mirati Therapeutics, Inc.

	By:	/s/ Reena R. Desai
Reena R. Desai
General Counsel and Corporate Secretary